Rule 497(e)

Registration Nos. 333-210186 and 811-23147

First Trust Exchange-Traded Fund VIII

(the “Trust”)

FT Vest U.S. Equity Buffer ETF – October

FT Vest U.S. Equity Deep Buffer ETF – October

FT Vest U.S. Equity Enhance & Moderate Buffer ETF – October

FT Vest U.S. Equity Moderate Buffer ETF – October

FT Vest Nasdaq-100® Conservative Buffer ETF – October

(each a “Fund”)

Supplement To each Fund’s Prospectus

Dated October 20, 2025

As described in each Fund’s prospectus, Fund shareholders are subject to an upside return cap that represents the maximum percentage return an investor can achieve from an investment in a Fund for a given Target Outcome Period. On October 17, 2025, each Fund’s previous Target Outcome Period ended, and a new Target Outcome Period began as of October 20, 2025. The new Target Outcome Period will end on October 16, 2026. The cap for each Fund for the Target Outcome Period beginning on October 20, 2025 is set forth below.

Fund	Cap (before fees and expenses)	Cap (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund’s management fee)
FT Vest U.S. Equity Buffer ETF – October (FOCT)	15.09%	14.24%
FT Vest U.S. Equity Deep Buffer ETF – October (DOCT)	11.73%	10.88%
FT Vest U.S. Equity Enhance & Moderate Buffer ETF – October (XOCT)	10.26%	9.41%
FT Vest U.S. Equity Moderate Buffer ETF – October (GOCT)	12.14%	11.30%
FT Vest Nasdaq-100® Conservative Buffer ETF – October (QCOC)	12.41%	11.51%

Please Keep this Supplement with your Fund Prospectus for Future Reference